UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 17, 2003

                Date of Report (Date of earliest event reported)



                             APOLLO GOLD CORPORATION
             (Exact name of registrant as specified in its charter)



         YUKON TERRITORY             001-31593                NOT APPLICABLE
   ---------------------------      -----------              ---------------
   State or other jurisdiction      Commission                IRS Employer
     Of incorporation               File Number           Identification Number



Suite 300, 204 Black Street, Whitehorse, Yukon Territory, Canada   Y1A 2M9
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number including area code:   (720) 886-9656
                                                     --------------


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ITEM 5.   OTHER EVENTS.

     See Item 12, regarding a press release issued on November 17, 2003 announcing earnings for the Registrant's third quarter ended September 30, 2003, attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial  Statements  of  Business  Acquired:  Not  Applicable

     (b)  Pro  Forma  Financial  Information:  Not  Applicable

     (c) Exhibits: The following Exhibit is attached hereto and incorporated herein by reference:



Exhibit Number      Description of Exhibit
--------------------------------------------------------------------------------
     99.1           Press release dated November 17, 2003, announcing earnings for the Registrant's fiscal third quarter ended September
                    30, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 17, 2003, Apollo Gold Corporation (the "Company") issued a press release announcing its results of operations for the third quarter ended September 30, 2003. The full text of the press release is set forth in Exhibit
99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that instruction and incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 2003

                              APOLLO GOLD CORPORATION



                              By  /s/ R. David Russell
                                --------------------
                                R. David Russell
                                President and CEO


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